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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (date of earliest event reported): May 25, 2005

                             COMMUNITY BANCORP INC.
             (Exact name of registrant as specified in its charter)

             Delaware               Commission              33-0859354
 (State of other jurisdiction of   File Number:          (I.R.S. Employer
  Incorporation or organization     000-26505            Identification No.)

          900 Canterbury Place, Suite 300, Escondido, California 92025
                    (Address of principal executive offices)

                                 (760) 432-1100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On May 25, 2005, the shareholders of Community Bancorp Inc. (the "Company") approved the Community Bancorp Inc. 2005 Equity Based Compensation Plan (the "2005 Plan"). The purpose of the 2005 Plan is to enable the Company to attract, retain and reward key employees of the Company and of its affiliates and to strengthen the mutuality of interests between such key employees and the Company's shareholders by offering such key employees equity or equity-based incentives. The 2005 Plan reserves 316,554 common shares for issuance in accordance with its terms. The 2005 Plan is administered by the Compensation Committee of the Company's Board of Directors and provides for the grant of stock options, stock appreciation rights, restricted shares, restricted share units, performance based cash only awards, or any combination thereof.

     A more detailed summary of the material features of the 2005 Plan is set forth in the Company's proxy statement for the 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 14, 2005. The summary in the proxy statement and the description of the 2005 Plan contained herein are qualified in their entirety by reference to the full text of the 2005 Plan, which is included as part of the proxy statement and incorporated herein by reference.


ITEM 7.01    REGULATION FD DISCLOSURE

     On May 27, 2005 the Company issued a press release announcing the cash dividend for the quarter ending June 30, 2005. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number       Description
-------      -----------
99.1         Press Release dated May 27, 2005.




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2005

                                         Community Bancorp Inc.



                                         By: /s/ Michael J. Perdue
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                                         Michael J. Perdue
                                         President and Chief Executive Officer